Exhibit 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350

The undersigned, John R. Joyce, Chief Financial Officer of Silver Spring Networks, Inc. (the “Company”), pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certifies that:

(i) the Quarterly Report on Form 10-Q for the quarter ended March 31, 2013 of the Company (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the periods presented therein.

Date: May 9, 2013	By:	/s/ John R. Joyce
John R. Joyce
Vice Chairman and Chief Financial Officer
(Principal Financial Officer)